UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08765

Managed High Yield Plus Fund Inc.
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2016

Item 1.  Reports to Stockholders.

Closed-end Funds

Managed High Yield Plus Fund Inc.

Annual Report
May 31, 2016

Managed High Yield Plus Fund Inc.

July 8, 2016

Important Note: The Fund ceased operations and paid a final liquidating distribution to shareholders in June 2016, after its most recent annual fiscal period end. This annual report has been prepared to satisfy certain fund regulatory reporting requirements; however, the Fund no longer has any shareholders or shares outstanding as of July 2016.

This report provides an overview of the performance of Managed High Yield Plus Fund Inc. (the "Fund") for the 12 months ended May 31, 2016.

Performance

For the 12 months ended May 31, 2016, the Fund returned -7.18% on a net asset value ("NAV") basis and gained 7.76% on a market price basis. Over the same period, the Fund's benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), returned -0.88%. The median returns for the Fund's peer group, the Lipper High Yield Funds (Leveraged) category, were -3.74% and -1.31% on a NAV and market price basis, respectively, over the same period. (For more performance information, please refer to "Performance at a glance" on page 6.)

The Fund traded at a discount1 to its NAV per share during the reporting period. At the close of the preceding fiscal year reporting period, May 31, 2015, the Fund traded at a discount of 14.2%. At the close of the current period, May 31, 2016, the Fund traded at a discount of 1.1%. For comparison purposes, the Lipper peer group reported median discounts of 10.6% as of May 31, 2015 and 8.1% as of May 31, 2016. The Fund's trading discount narrowed significantly

1  A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund's securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Managed High Yield Plus Fund Inc.

after the October 13, 2015 issuance of a press release announcing a proposal to liquidate the Fund in 2016.

The Fund, like the other funds in its peer group, used leverage during the reporting period, while the Index did not. Leverage magnifies returns on both the upside and the downside and creates a wider range of returns within the Fund's peer group. Overall, the Fund's use of leverage detracted from results given the weakness within the high yield bond market during the reporting period. However, the use of leverage allowed the Fund to generate higher income.

(For more information regarding the portfolio's degree of leverage over various periods, please refer to "Portfolio statistics" on page 8.)

Market commentary

The US economy continued to expand, but the pace moderated during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 3.9% seasonally adjusted annualized rate during the second quarter of 2015. GDP growth then slowed to 2.0% and 1.4% for the third and fourth quarters of 2015, respectively. Finally, first-quarter 2016 GDP grew at a 1.1% rate.2

The US Federal Reserve (the "Fed") took its initial step toward normalizing monetary policy during the reporting period. In December 2015, the Fed raised the fed funds rate for the first time in nearly a decade. The US central bank boosted the fed funds rate from a range of 0% to 0.25% to a range between 0.25% and 0.50%. In its official statement the Fed said, "The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2% inflation...The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds

2  Based on the Commerce Department's initial estimate for GDP announced on June 28, 2016, after the reporting period had ended.

Managed High Yield Plus Fund Inc.

rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run." During its meetings in January, March, April and June 2016 (after the reporting period ended), the Fed kept rates on hold.

The high yield market experienced periods of heightened volatility during the reporting period. The Index declined during seven of the first eight months of the period. This was driven by several factors, including signs of moderating global growth, sharply falling commodity prices, uncertainty regarding future Fed monetary policy and a number of geopolitical issues. The Index then posted positive results over the last four months of the period and largely erased its earlier losses. Investor sentiment for the asset class improved as oil prices started to rebound and the Fed reduced its expectations for rate hikes in 2016. Within the Index, BB-rated securities gained 1.85% during the fiscal year, whereas lower-rated CCC securities declined 5%. From a sector perspective, energy fell 15.91% during the 12 months ended May 31, 2016. Conversely, the consumer products, leisure and real estate sectors generated the strongest returns.

Portfolio commentary

What worked

•  The Fund's issue selection in selected sectors was beneficial to performance during the reporting period.

  – Security selection in the aerospace, insurance, containers and banks/thrifts sectors were positive for performance.

  – From a sector allocation perspective, an overweight in the cable TV sector contributed to performance.

What didn't work

•  Security selection within the energy sector was the main detractor from the Fund's performance during the reporting period.

Managed High Yield Plus Fund Inc.

  – Security selection in the energy sector was the largest detractor from performance. While the sector rallied late in the reporting period, it was not enough to offset its earlier steep decline.

  – The Fund was also negatively affected by poor security selection in the metals and mining and services sectors.

Portfolio adjustments

•  On April 21, 2016, the Fund's shareholders approved a proposal to liquidate the Fund. Pursuant to the Plan of Liquidation and Dissolution, the Fund began the process of de-leveraging and converting portfolio securities to cash or cash equivalents. On May 9, 2016 the Fund announced that it had successfully de-leveraged and fully paid back the bank line of credit that had been used to leverage its investment portfolio. By the end of the reporting period more than half of the Fund's portfolio had been converted to cash or cash equivalents. As noted above, the Fund completed the portfolio liquidation process and ceased operations and paid a final liquidating distribution in June 2016.

Use of derivatives

•  During the reporting period the Fund did not use derivatives.

The Fund paid a final liquidating distribution to shareholders on June 29, 2016. We thank the Fund's shareholders for their support over the years.

Managed High Yield Plus Fund Inc.

Sincerely,

Mark E Carver President Managed High Yield Plus Fund Inc. Managing Director UBS Asset Management (Americas) Inc.	Craig Ellinger Portfolio Manager Managed High Yield Plus Fund Inc. Managing Director UBS Asset Management (Americas) Inc.

Matthew Iannucci

Portfolio Manager

Managed High Yield Plus Fund Inc.

Executive Director

UBS Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended May 31, 2016. The views and opinions in the letter were current as of July 8, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/2016

Net asset value returns	1 year	5 years	10 years
Managed High Yield Plus Fund Inc.	(7.18)%	4.64%	0.77%
Lipper High Yield Funds (Leveraged) median	(3.74)	6.05	6.59
Market price returns
Managed High Yield Plus Fund Inc.	7.76%	2.16%	1.18%
Lipper High Yield Funds (Leveraged) median	(1.31)	3.71	7.26
Index returns
BofA Merrill Lynch US High Yield Cash Pay Constrained Index[1]	(0.88)%	5.25%	7.24%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. The Fund's net asset value ("NAV") returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund's market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

1  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its "High Yield Funds (Leveraged)" category. This category includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. These funds can be leveraged through the use of debt, preferred equity, and/or reverse repurchase agreements.

Performance information reflects the deduction of the Fund's fees and expenses, as indicated in its shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder's brokerage commissions).

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1

Characteristics	05/31/16	11/30/15	05/31/15
Net assets (mm)	$117.2	$119.8	$135.5
Weighted average life (yrs.)	1.4	5.5	5.3
Weighted average maturity (yrs.)	1.6	6.3	6.7
Duration (yrs.)[2]	1.1	4.3	4.2
Leverage[3]	—	28.2%	28.9%
Portfolio composition[4]	05/31/16	11/30/15	05/31/15
Corporate bonds	27.7%	97.2%	97.2%
Cash equivalents	72.3	2.8	2.8
Total	100.0%	100.0%	100.0%
Credit quality[4]	05/31/16	11/30/15	05/31/15
BB & higher	14.6%	51.1%	47.5%
B	12.2	37.0	37.6
CCC & lower	0.9	7.2	8.9
Not rated	—	1.9	3.2
Cash equivalents	72.3	2.8	2.8
Total	100.0%	100.0%	100.0%

1  The Fund's portfolio was actively managed and its composition varied over time.

2  Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.

3  As a percentage of adjusted total assets. Adjusted total assets equals total assets minus total liabilities, excluding liabilities for borrowed money.

4  Weightings represent percentages of total investments of the dates indicated. The Fund's portfolio was actively managed and its composition varied over time. Credit quality ratings shown are based on those assigned by Standard & Poor's Financial Services LLC, a part of McGraw-Hill Financial ("S&P"), to individual portfolio holdings. S&P is an independent ratings agency. Ratings reflected represent S&P individual debt issue credit ratings. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P's measures; ratings of BBB or higher are considered to be investment grade quality. Unrated securities do not necessarily indicate low quality. Further information regarding S&P's rating methodology may be found on its website at www.standardandpoors.com. Please note that references to credit quality made in the commentary above reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table. S&P credit ratings were identified and selected for use in the credit quality table included above given their coverage of the asset class in which the Fund invests.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1 (concluded)

Top 5 bond holdings[2]	5/31/16		11/30/15		05/31/15
Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, due 04/15/21	0.6%	International Lease Finance Corp., 7.125%, due 09/01/18	1.3%	International Lease Finance Corp., 7.125%, due 09/01/18	1.1%
CVS Health Corp., 4.750%, due 12/01/22	0.5	SquareTwo Financial Corp., 11.625%, due 04/01/17	1.1	Sabine Pass Liquefaction LLC, 5.625%, due 02/01/21	1.1
Dynegy, Inc., 6.750%, due 11/01/19	0.5	SunGard Data Systems, Inc., 7.625%, due 11/15/20	0.9	SquareTwo Financial Corp., 11.625%, due 04/01/17	1.0
Altice Financing SA, 6.625%, due 02/15/23	0.5	DISH DBS Corp., 7.875%, due 09/01/19	0.9	First Data Corp., 12.625%, due 01/15/2021	1.0
Springleaf Finance Corp., 8.250%, due 12/15/20	0.5	Numericable-SFR 6.250%, due 05/15/24	0.9	Pacific Drilling V Ltd. 7.250%, due 12/01/17	1.0
Total	2.6%		5.1%		5.2%
Top five industries[2]	5/31/16		11/30/15		5/31/15
Media-cable & satellite TV	2.4%	Media-cable	7.1%	Energy-exploration & production	7.5%
Building materials	1.5	Consumer/ commercial/lease financing	5.4	Media-cable	5.7
Consumer/ commercial/ lease financing	1.5	Banking	5.3	Consumer/ commercial/ lease financing	4.9
Auto parts & equipment	1.4	Telecom-integrated/ services	4.9	Telecom-integrated/ services	4.3
Media-broadcast	1.4	Support-services	4.7	Support-services	4.2
Total	8.2%	Total	27.4%		26.6%

1  The Fund's portfolio was actively managed and its composition varied over time.

2  Weightings represent percentages of total investments as of the dates indicated.

Managed High Yield Plus Fund Inc.

Portfolio of Investments—May 31, 2016

Security description	Face amount	Value
Corporate bonds—27.04%
Aerospace/defense—0.71%
Bombardier, Inc.
7.750%, due 03/15/20[1]	$600,000	$597,000
Huntington Ingalls Industries, Inc.
5.000%, due 11/15/25[1]	225,000	236,250
		833,250
Auto loans—0.75%
General Motors Financial Co., Inc.
4.250%, due 05/15/23	325,000	331,966
6.750%, due 06/01/18	500,000	542,610
		874,576
Auto parts & equipment—1.35%
LKQ Corp.
4.750%, due 05/15/23	425,000	417,562
Meritor, Inc.
6.250%, due 02/15/24	550,000	479,875
Schaeffler Holding Finance BV
6.875%, due 08/15/18[1,2]	450,000	461,250
The Goodyear Tire & Rubber Co.
5.125%, due 11/15/23	225,000	230,063
		1,588,750
Banking—0.53%
Bank of America Corp.
6.250%, due 09/05/24[3,4]	200,000	204,750
Royal Bank of Scotland Group PLC
7.500%, due 08/10/20[3,4]	435,000	415,969
		620,719
Building & construction—0.55%
CalAtlantic Group, Inc.
10.750%, due 09/15/16	375,000	384,375
K. Hovnanian Enterprises, Inc.
7.250%, due 10/15/20[1]	300,000	264,000
		648,375

Managed High Yield Plus Fund Inc.

Portfolio of Investments—May 31, 2016

Security description	Face amount	Value
Corporate bonds—(continued)
Building materials—1.46%
ABC Supply Co., Inc.
5.625%, due 04/15/21[1]	$275,000	$285,312
Builders FirstSource, Inc.
7.625%, due 06/01/21[1]	259,000	271,950
GCP Applied Technologies, Inc.
9.500%, due 02/01/23[1]	260,000	288,600
Summit Materials LLC/Summit Materials Finance Corp.
6.125%, due 07/15/23	350,000	351,750
USG Corp.
5.500%, due 03/01/25[1]	75,000	79,688
WESCO Distribution, Inc.
5.375%, due 12/15/21	425,000	435,625
		1,712,925
Cable & satellite TV—0.18%
Neptune Finco Corp.
6.625%, due 10/15/25[1]	200,000	213,602
Chemicals—0.20%
Celanese US Holdings LLC
4.625%, due 11/15/22	225,000	231,188
Computer hardware—0.35%
NCR Corp.
6.375%, due 12/15/23	400,000	408,648
Consumer/commercial/lease financing—1.43%
Ally Financial, Inc.
4.125%, due 02/13/22	200,000	199,250
CIT Group, Inc.
5.000%, due 08/15/22	325,000	332,719
International Lease Finance Corp.
5.875%, due 08/15/22	500,000	545,625
Springleaf Finance Corp.
8.250%, due 12/15/20	575,000	598,000
		1,675,594

Managed High Yield Plus Fund Inc.

Portfolio of Investments—May 31, 2016

Security description	Face amount	Value
Corporate bonds—(continued)
Diversified capital goods—0.50%
Anixter, Inc.
5.125%, due 10/01/21	$575,000	$585,063
Electric-generation—0.85%
Calpine Corp.
5.375%, due 01/15/23	400,000	390,875
Dynegy, Inc.
6.750%, due 11/01/19	600,000	601,500
		992,375
Electric-integrated—0.28%
FirstEnergy Corp.
7.375%, due 11/15/31	275,000	335,075
Energy-exploration & production—1.17%
Carrizo Oil & Gas, Inc.
6.250%, due 04/15/23	125,000	121,562
7.500%, due 09/15/20	25,000	25,063
Hilcorp Energy I LP/Hilcorp Finance Co.
7.625%, due 04/15/21[1]	650,000	671,125
Newfield Exploration Co.
5.625%, due 07/01/24	200,000	199,000
Oasis Petroleum, Inc.
7.250%, due 02/01/19	125,000	120,000
QEP Resources, Inc.
5.250%, due 05/01/23	250,000	230,000
		1,366,750
Environmental—0.43%
Clean Harbors, Inc.
5.125%, due 06/01/21[1]	75,000	75,750
5.250%, due 08/01/20	425,000	434,031
		509,781
Food & drug retailers—0.84%
CVS Health Corp.
4.750%, due 12/01/22[1]	550,000	612,026

Managed High Yield Plus Fund Inc.

Portfolio of Investments—May 31, 2016

Security description	Face amount	Value
Corporate bonds—(continued)
Food & drug retailers—(concluded)
Rite Aid Corp.
9.250%, due 03/15/20	$350,000	$369,250
		981,276
Food-wholesale—0.37%
Aramark Corp.
5.750%, due 03/15/20	425,000	438,547
Gaming—1.34%
MGM Resorts International
6.000%, due 03/15/23	425,000	444,125
6.750%, due 10/01/20	400,000	435,200
Shingle Springs Tribal Gaming Authority
9.750%, due 09/01/21[1]	350,000	384,125
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.375%, due 03/15/22	300,000	304,125
		1,567,575
Gas distribution—1.13%
Genesis Energy LP/Genesis Energy Finance Corp.
5.625%, due 06/15/24	500,000	448,750
6.000%, due 05/15/23	150,000	138,000
Sabine Pass Liquefaction LLC
6.250%, due 03/15/22	425,000	434,562
Sunoco LP/Sunoco Finance Corp.
6.250%, due 04/15/21[1]	225,000	225,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.875%, due 02/01/21	75,000	75,938
		1,322,250
Health facilities—0.65%
HCA, Inc.
5.375%, due 02/01/25	425,000	431,375
6.500%, due 02/15/20	300,000	330,000
		761,375

Managed High Yield Plus Fund Inc.

Portfolio of Investments—May 31, 2016

Security description	Face amount	Value
Corporate bonds—(continued)
Health services—0.48%
Service Corp. International
5.375%, due 05/15/24	$550,000	$569,250
Insurance—0.13%
USI, Inc.
7.750%, due 01/15/21[1]	150,000	149,250
Leisure—0.62%
Royal Caribbean Cruises Ltd.
7.500%, due 10/15/27	250,000	290,625
Speedway Motorsports, Inc.
5.125%, due 02/01/23	425,000	433,500
		724,125
Media-broadcast—1.34%
Clear Channel Worldwide Holdings, Inc.
7.625%, due 03/15/20	350,000	336,000
Netflix, Inc.
5.500%, due 02/15/22	450,000	469,687
5.875%, due 02/15/25	450,000	471,375
Sirius XM Holdings, Inc.
4.625%, due 05/15/23[1]	300,000	294,750
		1,571,812
Media-cable & satellite TV—2.37%
Altice Financing SA
6.625%, due 02/15/23[1]	600,000	600,000
Altice Luxembourg SA
7.625%, due 02/15/25[1]	400,000	395,500
Altice US Finance I Corp.
5.375%, due 07/15/23[1]	200,000	203,576
5.500%, due 05/15/26[1]	200,000	204,000
Cablevision Systems Corp.
5.875%, due 09/15/22	225,000	200,812
CCO Holdings LLC/CCO Holdings Capital Corp.
5.500%, due 05/01/26[1]	275,000	277,750
5.875%, due 04/01/24[1]	75,000	78,188

Managed High Yield Plus Fund Inc.

Portfolio of Investments—May 31, 2016

Security description	Face amount	Value
Corporate bonds—(continued)
Media-cable & satellite TV—(concluded)
CSC Holdings LLC
8.625%, due 02/15/19	$375,000	$415,312
Unitymedia GmbH
6.125%, due 01/15/25[1]	200,000	205,250
VTR Finance BV
6.875%, due 01/15/24[1]	200,000	197,250
		2,777,638
Media-services—0.39%
WMG Acquisition Corp.
5.625%, due 04/15/22[1]	50,000	51,000
6.000%, due 01/15/21[1]	390,000	401,700
		452,700
Medical products—0.26%
Hill-Rom Holdings, Inc.
5.750%, due 09/01/23[1]	300,000	306,750
Metals/mining excluding steel—0.99%
Alcoa, Inc.
5.125%, due 10/01/24	370,000	356,935
Anglo American Capital PLC
4.875%, due 05/14/25[1]	200,000	182,000
9.375%, due 04/08/19[1]	350,000	390,250
First Quantum Minerals Ltd.
6.750%, due 02/15/20[1]	285,000	228,000
		1,157,185
Oil refining & marketing—0.16%
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.500%, due 04/15/21	275,000	184,250
Packaging—0.57%
Graphic Packaging International, Inc.
4.750%, due 04/15/21	150,000	156,750
Reynolds Group Issuer, Inc.
5.750%, due 10/15/20	500,000	515,625
		672,375

Managed High Yield Plus Fund Inc.

Portfolio of Investments—May 31, 2016

Security description	Face amount	Value
Corporate bonds—(continued)
Pharmaceuticals—0.57%
ConvaTec Healthcare SA
10.500%, due 12/15/18[1]	$225,000	$232,031
Valeant Pharmaceuticals International, Inc.
6.375%, due 10/15/20[1]	75,000	66,750
6.750%, due 08/15/18[1]	375,000	366,563
		665,344
Printing & publishing—0.33%
RR Donnelley & Sons Co.
7.875%, due 03/15/21	375,000	388,594
Recreation & travel—0.26%
NCL Corp. Ltd.
4.625%, due 11/15/20[1]	300,000	306,000
Software/services—0.78%
First Data Corp.
5.750%, due 01/15/24[1]	275,000	275,000
Infor US, Inc.
5.750%, due 08/15/20[1]	250,000	261,847
Rackspace Hosting, Inc.
6.500%, due 01/15/24[1]	375,000	375,000
		911,847
Support-services—0.79%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.250%, due 03/15/25[1]	325,000	285,188
Iron Mountain, Inc.
6.000%, due 10/01/20[1]	325,000	342,875
Team Health, Inc.
7.250%, due 12/15/23[1]	275,000	294,937
		923,000
Telecom-integrated/services—0.72%
Embarq Corp.
7.995%, due 06/01/36	225,000	224,775
Frontier Communications Corp.
6.875%, due 01/15/25	75,000	62,250

Managed High Yield Plus Fund Inc.

Portfolio of Investments—May 31, 2016

Security description	Face amount	Value
Corporate bonds—(concluded)
Telecom-integrated/services—(concluded)
Intelsat Jackson Holdings SA
8.000%, due 02/15/24[1]	$50,000	$50,938
Intelsat Luxembourg SA
6.750%, due 06/01/18	100,000	71,719
Level 3 Financing, Inc.
5.375%, due 08/15/22	375,000	380,625
6.125%, due 01/15/21	50,000	52,250
		842,557
Telecom-wireless—0.74%
Sprint Communications, Inc.
7.000%, due 03/01/20[1]	75,000	77,399
11.500%, due 11/15/21	500,000	462,500
Sprint Corp.
7.125%, due 06/15/24	225,000	169,453
7.875%, due 09/15/23	200,000	157,000
		866,352
Telecommunications equipment—0.27%
CDW LLC/CDW Finance Corp.
6.000%, due 08/15/22	300,000	315,000
Theaters & entertainment—0.20%
Activision Blizzard, Inc.
5.625%, due 09/15/21[1]	225,000	236,250
Total corporate bonds (cost—$31,737,476)		31,687,973
Repurchase agreement—70.80%
Repurchase agreement dated 05/31/16 with State Street Bank and Trust Co., 0.010% due 06/01/16, collateralized by $82,421,191 US Treasury Notes, 1.625% to 3.125% due 04/30/19 to 10/31/21; (value—$84,630,198); proceeds: $82,970,023 (cost—$82,970,000)	82,970,000	82,970,000
Total investments (cost—$114,707,476)—97.84%		114,657,973
Other assets in excess of liabilities—2.16%		2,525,901
Net assets—100.00%		$117,183,874

Managed High Yield Plus Fund Inc.

Portfolio of Investments—May 31, 2016

Aggregate cost for federal income tax purposes was $114,707,476; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$726,415
Gross unrealized depreciation	(775,918)
Net unrealized depreciation	$(49,503)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of May 31, 2016 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$31,687,973	$—	$31,687,973
Repurchase agreement	—	82,970,000	—	82,970,000
Total	$—	$114,657,973	$—	$114,657,973

At May 31, 2016, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	95.6%
Luxembourg	1.2
Canada	1.0
United Kingdom	0.9
Netherlands	0.6
Bermuda	0.3
Liberia	0.2
Germany	0.2
Total	100.0%

Managed High Yield Plus Fund Inc.

Portfolio of Investments—May 31, 2016

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 10.24% of net assets as of May 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Payment-in-kind security for which part of the income earned may be paid as additional principal.

3  Variable or floating rate security. The interest rate shown is the current rate as of May 31, 2016 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date unless otherwise noted.

4  Perpetual bond security. The maturity date reflects next call date.

Managed High Yield Plus Fund Inc.

Statement of assets and liabilities—May 31, 2016

Assets:
Investments in securities, at value (cost—$31,737,476)	$31,687,973
Repurchase agreement, at value (cost—$82,970,000)	82,970,000
Total investments in securities, at value (cost—$114,707,476)	$114,657,973
Cash	825
Receivable for investments sold	2,332,217
Receivable for interest	484,767
Other assets	28,125
Total assets	117,503,907
Liabilities:
Payable to investment manager and administrator	54,515
Payable to custodian	7,634
Accrued expenses and other liabilities	257,884
Total liabilities	320,033
Net assets:
Capital stock—$0.001 par value; 200,000,000 shares authorized; 62,153,062 shares issued and outstanding	$292,736,463
Accumulated undistributed net investment income	12,424
Accumulated net realized loss	(175,515,510)
Net unrealized depreciation	(49,503)
Net assets	$117,183,874
Net asset value per share	$1.89

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of operations

For the year ended May 31, 2016
Investment income:
Interest and other income (net of foreign withholding taxes of $859)	$10,226,600
Expenses:
Investment management and administration fees	1,136,230
Interest expense, loan commitment and other loan fees	448,533
Professional fees	340,231
Reports and notices to shareholders	85,293
Custody and accounting fees	42,205
Stock exchange listing fees	79,297
Directors' fees	30,641
Transfer agency fees	15,528
Insurance fees	4,481
Other expenses	46,814
2,229,253
Fee waivers by investment manager and administrator	(243,478)
Net expenses	1,985,775
Net investment income	8,240,825
Net realized and unrealized gains (losses) from investment activities:
Net realized losses from:
Investments	(18,021,576)
Net change in unrealized appreciation/depreciation of:
Investments	(288,496)
Net realized and unrealized loss from investment activities	(18,310,072)
Net decrease in net assets resulting from operations	$(10,069,247)

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of changes in net assets

	For the years ended May 31,
	2016	2015
From operations:
Net investment income	$8,240,825	$10,142,637
Net realized loss	(18,021,576)	(1,273,429)
Net change in unrealized depreciation	(288,496)	(7,522,405)
Net increase (decrease) in net assets resulting from operations	(10,069,247)	1,346,803
Dividends to shareholders from:
Net investment income	(8,235,281)	(10,193,102)
Net decrease in net assets	(18,304,528)	(8,846,299)
Net assets:
Beginning of year	135,488,402	144,334,701
End of year	$117,183,874	$135,488,402
Accumulated undistributed net investment income	$12,424	$6,880

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of cash flows

For the year ended May 31, 2016
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(10,069,247)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(45,555,295)
Proceeds from disposition of long-term investments	174,462,651
Net purchases from short-term investments	(77,177,813)
Net realized losses from investments in securities	18,021,576
Net accretion of bond discount and amortization of bond premium	482,621
Net change in unrealized appreciation/depreciation of investments in securities	288,496
Changes in assets and liabilities:
(Increase) decrease in assets:
Receivable for interest	2,726,901
Receivable for foreign tax reclaims	3,285
Other assets	20,003
Increase (decrease) in liabilities:
Payable to investment manager and administrator	(34,650)
Payable for interest on bank loan	(45,296)
Accrued expenses and other liabilities	119,955
Net cash provided from operating activities	63,243,187
Cash flows from financing activities
Decrease in bank loan	(55,000,000)
Decrease in due to custodian	(1,233)
Dividends paid to shareholders	(8,241,698)
Net cash used for financing activities	(63,242,931)
Net increase in cash and foreign currency	256
Cash and foreign currency, beginning of year	569
Cash and foreign currency, end of year	$825
Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$493,829

See accompanying notes to financial statements

This page intentionally left blank.

Managed High Yield Plus Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Years ended May 31,
2016
Net asset value, beginning of year	$2.18
Net investment income[1]	0.13
Net realized and unrealized gains (losses)	(0.29)
Net increase (decrease) from operations	(0.16)
Dividends from net investment income	(0.13)
Net asset value, end of year	$1.89
Market value, end of year	$1.87
Total net asset value return[2]	(7.18)%
Total market price return[3]	7.76%
Ratios to average net assets:
Expenses before fee waivers including interest expense, loan commitment and other fees	1.85%
Expenses after fee waivers including interest expense, loan commitment and other fees	1.65%
Expenses after fee waivers excluding interest expense, loan commitment and other fees	1.27%
Net investment income	6.83%
Supplemental data:
Net assets, end of year (000's)	$117,184
Portfolio turnover	30%
Asset coverage[4]	$—

1  Calculated using the average shares method.

2  Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices.

3  Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares.

4  Per $1,000 of bank loans outstanding.

	Years ended May 31,
	2015	2014	2013	2012
Net asset value, beginning of year	$2.32	$2.28	$2.11	$2.25
Net investment income[1]	0.16	0.18	0.18	0.20
Net realized and unrealized gains (losses)	(0.14)	0.04	0.17	(0.13)
Net increase (decrease) from operations	0.02	0.22	0.35	0.07
Dividends from net investment income	(0.16)	(0.18)	(0.18)	(0.21)
Net asset value, end of year	$2.18	$2.32	$2.28	$2.11
Market value, end of year	$1.87	$2.12	$2.12	$2.10
Total net asset value return[2]	1.17%	10.07%	17.19%	3.57%
Total market price return[3]	(4.16)%	8.98%	9.67%	(9.86)%
Ratios to average net assets:
Expenses before fee waivers including interest expense, loan commitment and other fees	1.67%	1.65%	1.61%	1.66%
Expenses after fee waivers including interest expense, loan commitment and other fees	1.46%	1.44%	1.41%	1.46%
Expenses after fee waivers excluding interest expense, loan commitment and other fees	1.08%	1.04%	1.03%	1.01%
Net investment income	7.34%	7.82%	8.22%	9.41%
Supplemental data:
Net assets, end of year (000's)	$135,488	$144,335	$141,468	$131,154
Portfolio turnover	35%	56%	51%	50%
Asset coverage[4]	$3,463	$3,624	$3,358	$4,802

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Notes to financial statements

Organization and significant accounting policies

Managed High Yield Plus Fund Inc. (the "Fund") was incorporated in Maryland on April 24, 1998, and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end diversified management investment company. The Fund's primary investment objective was to seek high income. Its secondary objective was to seek capital appreciation.

Based upon the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), the Fund's investment manager, the Fund's Board of Directors (the "Board") determined that liquidation and dissolution of the Fund was in the best interest of the Fund's shareholders. On April 21, 2016, the Fund's shareholders were asked to consider and vote upon a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation and Dissolution (the "Liquidation Proposal"). The Liquidation Proposal received greater than the required vote of a majority of the votes entitled to be cast at the special meeting of shareholders. As a result of the approval of the Liquidation Proposal by shareholders, the Plan of Liquidation and Dissolution became effective as of April 21, 2016, and the Board established a "Cessation Date" of June 22, 2016, on which the books of the Fund were closed with respect to shareholders. Effective the business day following the Cessation Date, the Fund's common shares were not transferable, and the trading in Fund shares on the New York Stock Exchange was ceased. Shareholders of record as of June 22, 2016, with shares held in "book entry" form, began receiving a final liquidation distribution of $1.8855 per share on June 29, 2016; beneficial shareholders holding through broker-dealers should have received their final distribution as a credit to their financial intermediary accounts (for example, a brokerage account) on or about June 30, 2016. Certain other shareholders with "book entry" shares have received or will receive their final liquidating distribution in the form of a check via the mail. Holders of certificated shares received a request from a paying agent to surrender their physical share certificates in order to receive a liquidating distribution.

Managed High Yield Plus Fund Inc.

Notes to financial statements

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions.

Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use official market closing prices, last reported sale prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market close,

Managed High Yield Plus Fund Inc.

Notes to financial statements

the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS AM, the investment manager and administrator of the Fund. UBS AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Fund's holdings. The GVC is comprised of representatives of management. The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which

Managed High Yield Plus Fund Inc.

Notes to financial statements

influence the market in which the investment is purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

The Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Investments also may be valued based on appraisals derived from information concerning the investment or similar securities or investments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the New York Stock Exchange ("NYSE"), the Fund will use fair value methods to reflect those events.

Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Managed High Yield Plus Fund Inc.

Notes to financial statements

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund's Statement of net assets.

In May 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): "Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2015- 07"). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Fund's investment strategies and limitations, may require the Fund

Managed High Yield Plus Fund Inc.

Notes to financial statements

to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Portfolio of investments.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Managed High Yield Plus Fund Inc.

Notes to financial statements

Foreign currency translation

The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts

The Fund may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income, realized gains or manage its foreign currency exposure.

The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Managed High Yield Plus Fund Inc.

Notes to financial statements

Credit risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts. The Fund is also exposed to foreign currency risk due to unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains or losses recognized by the Fund on contracts which have been sold or matured. Each of these components is reflected in the Statement of operations. Details of open forward contracts can be found in the Portfolio of investments. Net realized foreign currency gain (loss) from forward foreign currency contracts is treated as capital gain (loss) for income tax purposes.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund's use of leverage creates greater volatility in the Fund's net asset value and market price of its shares.

Investment manager and administrator

The Board has approved an investment management and administration contract ("Management Contract") with UBS AM, under which UBS AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays

Managed High Yield Plus Fund Inc.

Notes to financial statements

UBS AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. UBS AM has voluntarily agreed to waive a portion of its management and administration fees so that the Fund's effective fee is 0.55% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage through July 31, 2016. At May 31, 2016, the Fund owed UBS AM $54,515 for investment management and administration fees, net of fee waivers. For the year ended May 31, 2016, UBS AM waived $243,478 of investment management and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested board member of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended May 31, 2016, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $17,260,055. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Funds' investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Borrowings

The Fund has entered into a committed credit facility with State Street Bank and Trust Company (the "Facility") pursuant to which the Fund is able to borrow up to $60 million. Under the terms of the Facility, the

Managed High Yield Plus Fund Inc.

Notes to financial statements

Fund borrows at prevailing rates in effect at the time of borrowing. The Fund may borrow up to 33 1/3% of its adjusted net assets up to the committed amount. ("Adjusted net assets" is calculated as total assets minus total liabilities, excluding liabilities for borrowed money.) In addition, the Fund pays a commitment fee on the unused portion of the Facility.

During the year ended May 31, 2016, the Fund borrowed a daily average balance of $45,789,790 at a weighted average borrowing cost of approximately 1.059%.

Effective April 29, 2016, the Fund no longer participates in the Facility. The Fund made final full repayment of the outstanding borrowed balance plus interest in the amount of $13,023,929. In addition, the Fund paid in full the outstanding balance of the commitment fee associated with the credit facility agreement.

Purchases and sales of securities

For the year ended May 31, 2016, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $44,177,003 and $176,055,928, respectively.

Capital stock

There are 200,000,000 shares of $0.001 par value capital stock authorized and 62,153,062 shares outstanding at May 31, 2016. There were no capital stock transactions for the year ended May 31, 2016 and May 31, 2015.

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains and certain other amounts, if any, during the calendar year, the Fund may be subject to a federal excise tax.

Managed High Yield Plus Fund Inc.

Notes to financial statements

The tax character of distributions paid during the fiscal years ended May 31, 2016 and May 31, 2015 were as follows:

Distributions paid from:	2016	2015
Ordinary Income	$8,235,281	$10,193,102

At May 31, 2016, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$12,424
Accumulated realized capital and other losses	(175,515,510)
Net unrealized appreciation/depreciation	(49,503)
Total accumulated deficit	$(175,552,589)

To reflect reclassifications arising from permanent "book/tax" differences for the year ended May 31, 2016, accumulated net realized loss was decreased by $8,278,104 and paid in capital was decreased by $8,278,104. This difference was primarily due to expiration of capital loss carryforward.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act") net capital losses recognized by the Fund after December 22, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2016, the Fund had a pre-enactment capital loss carryforward of $156,150,144, a post-enactment short-term capital loss carryforward of $3,467,223 and a post-enactment long-term capital loss carryforward of $15,898,143. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized

Managed High Yield Plus Fund Inc.

Notes to financial statements

capital gains. Pre-enactment capital loss carryforwards will expire as follows:

2017	43,873,331
2018	109,164,504
2019	3,112,309
Total	$156,150,144

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the current fiscal year, $8,278,105 of pre-enactment capital loss carryforwards expired unutilized.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded as of May 31, 2016, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund's policy to record any significant foreign tax exposures on the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended May 31, 2016, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended May 31, 2016, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Managed High Yield Plus Fund Inc.

Report of Ernst & Young LLP, independent
registered public accounting firm

The Board of Directors and Shareholders
Managed High Yield Plus Fund Inc.

We have audited the accompanying statement of assets and liabilities of Managed High Yield Plus Fund Inc. (the "Fund"), including the portfolio of investments, as of May 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

Managed High Yield Plus Fund Inc.

Report of Ernst & Young LLP, independent
registered public accounting firm (concluded)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Plus Fund Inc. at May 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
July 28, 2016

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Fund

Managed High Yield Plus Fund Inc. (the "Fund") was a diversified, closed-end management investment company whose shares were traded on the New York Stock Exchange ("NYSE") until its ceasing operations in June 2016. The Fund's primary investment objective was to seek high income. Its secondary objective was to seek capital appreciation. The Fund's investment manager and administrator is UBS Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder meeting information

A special meeting of shareholders of the Fund was held on April 21, 2016. At the meeting, shareholders voted on a proposal that the Fund be liquidated and dissolved pursuant to a Plan of Liquidation and Dissolution ("Plan of Liquidation"). The shares were voted as indicated below:

	Shares voted for:	Shares voted against:	Shares abstain:
To vote upon the proposal that the Fund be liquidated and dissolved pursuant to the Plan of Liquidation	32,314,712.270	1,733,474.386	462,540.000

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority).

Managed High Yield Plus Fund Inc.

General information (unaudited)

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Other tax information

The Fund hereby designates 91.32% of the ordinary income dividends paid during the fiscal year ended May 31, 2016 as interest related dividends.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund's operations. Directors are classified into three classes. Normally, the term of office of one class of directors would expire at the Fund's 2016 annual stockholders meeting, with the second class expiring at the 2017 meeting and the third expiring at the 2018 meeting, and when the successors to the members of each class have been elected; however, the Fund ceased operations and paid a liquidating distribution in June 2016 and has no remaining shareholders. Therefore, as the Fund will no longer conduct annual shareholders meetings, the current directors continue serving until the Fund completes the final winding up of its affairs and corporate dissolution process. The Board members were classified as follows: Class I—Richard Q. Armstrong, Alan S. Bernikow and David Malpass; Class II—Richard R. Burt and Meyer Feldberg; and Class III—Bernard H. Garil and Heather R. Higgins. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director's term of office, the director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

This page intentionally left blank.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Interested Director

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Meyer Feldberg;†† 74 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1998; Term expires 2017

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989).

Professor Feldberg is a director or trustee of 18 investment companies (consisting of 59 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and the New York City Ballet.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Independent Directors

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Richard Q. Armstrong; 81 c/o Keith A. Weller, Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Director and Chairman of the Board of Directors	Since 1998 (Director); Since 2004 (Chairman of the Board of Directors); Term expires 2016 (see introductory section for further information)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy, among many others) (from 1982 to 1995).

				Mr. Armstrong is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	None
Alan S. Bernikow; 75 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006; Term expires 2016 (see introductory section for further information)	Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm).	Mr. Bernikow is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of Destination XL Group, Inc. (menswear) (and serves as a member of its nominating and corporate governance committee). He is also a director of Florida Community Bank, N.A. (and serves as the chair of its audit committee).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Independent Directors (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Richard R. Burt; 69 McLarty Associates 900 17th Street, N.W. Washington, DC 20006	Director	Since 1998; Term expires 2017

Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (international information and risk management firm).

Mr. Burt is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committees).

Bernard H. Garil; 76 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006; Term expires 2018

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice- president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Heather R. Higgins; 56 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas, New York, NY 10019	Director	Since 2006; Term expires 2018

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	None
David Malpass; 60 Encima Global, LLC 645 Madison Avenue, New York, NY 10022	Director	Since 2014; Term expires 2016 (see introductory section for further information)

Mr. Malpass is the president and founder of Encima Global, LLC (economic research and consulting) (since 2008). From 1993 until 2008, he was Chief Economist and Senior Managing Director of Bear, Stearns & Co. (financial services firm).

				Mr. Malpass is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Malpass is also a director of New Mountain Finance Corp. (business development company and serves as a member of its audit committee).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 50	Chief Compliance Officer	Since 2014

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS AM and UBS Asset Management (US) Inc. (collectively, "UBS AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS AM—Americas region (from 2005 to 2014). Mr. Allessie is the chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014)) and had served as a vice president and assistant secretary (from 2005 to 2016) of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*, 48	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of registered fund product control of UBS AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver*; 52	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 50	Vice President and Treasurer	Since 2000 (Vice President); since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (from 2007 to 2011) and is global head of registered fund product control (since January 2016) of UBS AM—Americas region (from 2011-2015)). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Craig G. Ellinger**; 46	Vice President	Since 2010

Mr. Ellinger is a managing director and the head of US Investment Grade and Global High Yield Fixed Income at UBS AM—Americas region (since 2012); previously, he was the global head of credit research and global head of high yield at UBS AM—Americas region (since 2008). In this role, he oversees the US investment grade and global high yield portfolio management team. Mr. Ellinger is vice president of two investment companies (consisting of two portfolios) for which UBS AM serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Matthew lannucci**; 44	Vice President	Since 2009

Mr. lannucci is an executive director (since 2010) (prior to which he was a director) (since 2002) and portfolio manager (since 2009) of UBS AM—Americas region. Prior to that he was a credit analyst for UBS AM—Americas region. Mr. lannucci is a vice president of one investment company (consisting of one portfolio) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 58	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 48	Vice President and Assistant Treasurer	Since 2004

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (since 2008)) and a senior manager (since 2004) of registered fund product control of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Cindy W. Lee*; 40	Vice President and Assistant Treasurer	Since 2014

Ms. Lee is a director (since March 2016) (prior to which she was an associate director (from 2009 to 2016)) of registered fund product control of UBS AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Tammie Lee*; 45	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005)) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
William T. MacGregor*; 40	Vice President and Assistant Secretary	Since September 2015	Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary, and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as an investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 50	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of registered fund product control of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 50	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 54	Vice President and Assistant Secretary	Since 1998

Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mandy Yu*; 32	Vice President	Since 2013

Ms. Yu is an associate director (since 2015) (prior to which she was an authorized officer (since 2012)) and tax compliance manager (since 2013) of registered fund product control of UBS AM—Americas region. She was a fund treasury manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

†  Directors are classified into three classes, with the term of office of each class of directors expiring as further detailed in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.

††  Professor Feldberg is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

N. B.—The following privacy notice applies to closed-end fund shares where the investor's holdings are registered directly with the fund's transfer agent and not held through an intermediary (e.g., in "street name").

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE® Funds and all closed-end funds managed by UBS Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal officers

Mark E. Carver President	Craig Ellinger Vice President
Mark F. Kemper Vice President and Secretary	Matthew Iannucci Vice President
Thomas Disbrow Vice President and Treasurer

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© UBS 2016. All rights reserved.
UBS Asset Management (Americas) Inc.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S142

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended May 31, 2016 and May 31, 2015, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $45,000 and $69,564, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended May 31, 2016 and May 31, 2015, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,000 and $4,490, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2015 and 2014 semiannual financial statements and (2) review of the consolidated 2014 report on the profitability of the UBS Funds to UBS Asset Management (Americas) Inc. (“UBS AM”), and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended May 31, 2016 and May 31, 2015, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $18,030 and $18,350, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended May 31, 2016 and May 31, 2015, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)  Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 - with revisions through May 2016)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.              Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services.  The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence.  From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) UBS AM and (c) any entity controlling, controlled by, or under common control with UBS AM that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2016 and May 31, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2016 and May 31, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2016 and May 31, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2016 and May 31, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2016 and May 31, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2016 and May 31, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           For the fiscal year ended May 31, 2016, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)          For the fiscal years ended May 31, 2016 and May 31, 2015, the aggregate fees billed by E&Y of $323,077 and $242,067, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2016	2015
Covered Services	$21,030	$22,840
Non-Covered Services	302,047	219,227

(h)         The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee is comprised of the following board members:  Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil, Mr. Malpass and Ms. Higgins.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant ceased investment activities and paid a final liquidating distribution to its shareholders in June 2016 in accordance with a shareholder approved Plan of Liquidation and Dissolution; as such, this item is no longer applicable as of the date of the filing of this report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

The registrant ceased investment activities and paid a final liquidating distribution to its shareholders in June 2016 in accordance with a shareholder approved Plan of Liquidation and Dissolution; therefore, there is no remaining portfolio to manage as of the date of filing this report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On June 29, 2016 the registrant paid a final liquidating distribution to shareholders of $1.8855 per share in accordance with a shareholder approved Plan of Liquidation and Dissolution.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant paid a final liquidating distribution to shareholders in June 2016 in accordance with a shareholder approved Plan of Liquidation and Dissolution. The registrant has no remaining security holders as of the date of filing of this report.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — The registrant has not engaged in such a solicitation during the period covered by this report.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 8, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	August 8, 2016